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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 31, 1998


                              QUADRAMED CORPORATION
                              ---------------------
               (Exact name of registrant as specified in charter)


         Delaware                  0-21031                52-1992861
         -----------------------------------------------------------
     (State or other           (Commission File         (IRS Employer
     jurisdiction of                Number)           Identification No.)
     incorporation)


           1003 WEST CUTTING BOULEVARD, 2ND FLOOR, RICHMOND, CA 94804
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (510) 620-2340


                                      NONE
                                      ----
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS

On September 2, 1998, QuadraMed Corporation ("QuadraMed") announced in a press release that, on August 31, 1998, it had acquired Codemaster Corporation, a privately-held competitor in health information management. QuadraMed issued 482,419 shares of its Common Stock in the transaction, which will be treated as a pooling of interests for accounting purposes. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

EXHIBIT NO.         EXHIBIT

99.1                Press Release dated September 2, 1998.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            QUADRAMED CORPORATION

DATE: September 11, 1998                   By: /s/ Keith M. Roberts
                                               ---------------------------------
                                           Name:   Keith M. Roberts
                                           Title:  Executive Vice President,
                                                   Chief Financial Officer,
                                                   General Counsel and
                                                   Assistant Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.         EXHIBIT

99.1                Press Release dated September 2, 1998.



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